LEGAL_US_E # 130874293.3 EXECUTION VERSION FOURTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT THIS FOURTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of October 27, 2017, is by and between MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”), and TH COMMERCIAL MS II, LLC, a Delaware limited liability company, as seller (“Seller”). W I T N E S S E T H: WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of February 18, 2016, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 30, 2016, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”); and WHEREAS, pursuant to Section 3(w) of the Master Repurchase Agreement, Seller has the one-time ability to request the increase in the Facility Amount to $600,000,000 in accordance with the terms and provisions contained therein, and Seller has provided its request thereof to Buyer; WHEREAS, Seller and Buyer wish to (i) increase the Facility Amount, and (ii) modify certain other terms and provisions of the Master Repurchase Agreement, as set forth herein. NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows: 1. Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows: (a) The definition of “Facility Amount” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following: “Facility Amount” shall mean Six Hundred Million Dollars ($600,000,000). 2. Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following: (a) This Amendment shall be duly executed and delivered by Seller and Buyer, and acknowledged by Guarantor; (b) Seller shall pay to Buyer the Third Upsize Fee in accordance with the terms and provisions of the Fee Letter and all other Transaction Costs payable to Buyer in connection with the negotiation of this Amendment; and (c) Buyer shall have received such other documents as Buyer may reasonably request. 3. Acknowledgement of Facility Amount Increase. Buyer and Seller hereby acknowledge and agree that Seller has exercised its rights under Section 3(w) of the Master Repurchase Agreement

LEGAL_US_E # 130874293.3 2 pursuant to this Amendment, and Seller has no further right to request an increase of the Facility Amount pursuant to Section 3(w) of the Master Repurchase Agreement. 4. Seller Representations. Seller hereby represents and warrants that: (a) no Default, Event of Default or Margin Deficit exists, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment; and (b) all representations and warranties contained in the Master Repurchase Agreement are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer). 5. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement. 6. Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. 7. Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof. 8. Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment. 9. Governing Law. The provisions of Section 18 of the Master Repurchase Agreement are incorporated herein by reference. 10. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof. 11. References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith

LEGAL_US_E # 130874293.3 3 shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise. [NO FURTHER TEXT ON THIS PAGE]